                                                                   EXHIBIT 10.29

Prepared by and after recording,
return to:


Rex A. Palmer, Esq.
Mayer, Brown & Platt
190 S. LaSalle Street
Chicago, IL 60603


                               FIRST AMENDMENT TO
                 GEORGIA LEASE SUPPLEMENT NO. ONE AND SHORT FORM

         THIS GEORGIA LEASE SUPPLEMENT NO. ONE (this "Amendment") dated as of September 30, 1998 between SUNTRUST BANKS, INC., with an address at 25 Park Place, Atlanta, Georgia 30303, as the lessor (the "Lessor"), and CHOICEPOINT INC., with an address of 1000 Alderman Drive, Alpharetta, Georgia 30005, a Georgia corporation, as lessee (the "Lessee").

         WHEREAS, Lessor and Lessee entered into a Lease Supplement No. One and Short Form (the "Original Lease Supplement"), dated as of July 31, 1997 which was recorded on August 4, 1997 in Deed Book 22914 at Page 15 in the Fulton County, Georgia Records and which related to the real estate described on Exhibit A hereto;

         WHEREAS, the Lessor and Lessee wish to amend the Lease Supplement in certain respects;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 3.2 of the Lease Supplement and Article XI of the Lease are amended by increasing the maximum principal amount of the Lessee Liabilities to Twenty-Four Million Dollars ($24,000,000).

         2. Exhibit B to the Lease Supplement shall read as does Exhibit B to this Amendment.


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         3. Except as specifically modified hereby, the terms and provisions of the Lease Supplement are hereby ratified and confirmed and remain in full force and effect. The terms of the Lease (as amended by the Lease Supplement and this Amendment) are by this reference incorporated herein and made a part hereof.

         4. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA.

         5. This Amendment may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

Signed, sealed and delivered                      SUNTRUST BANKS, INC., as the
before me this 2 day of                           Lessor
October, 1998.

/s/ R. Todd Shutley                               By: /s/ R.C. Shufeldt
                                                     --------------------------
Unofficial Witness                                Name: R.C. Shufeldt
                                                       ------------------------
                                                  Title: Senior Vice President
                                                        -----------------------


/s/ Cheryl T. Lee

Notary Public


[NOTARIAL SEAL]

My Commission Expires:

        1-30-00
-----------------------

Signed, sealed and delivered                      CHOICEPOINT INC., as the
before me this 30 day of                          Lessee
September, 1998.

/s/ J. Michael de Janes                           By: /s/ Douglas C. Curling
                                                     -----------------------------------
Unofficial Witness                                Name: Douglas C. Curling
                                                       ---------------------------------
                                                  Title: Executive V.P., CFO, Treasurer
                                                        --------------------------------

/s/ Laura K. Peterson

Notary Public


[NOTARIAL SEAL]

My Commission Expires:

       6-24-00
----------------------

                                    EXHIBIT A


ALL THAT TRACT OF LAND lying and being in Land Lots 1046, 1047, 1108 and 1109 of the 2nd District, 1st Section, City of Alpharetta, Fulton County, and being more particularly described as follows:

Beginning at an iron pin set on the intersection of the northerly right-of-way of Windward Parkway (135' R/W) and the westerly right-of-way of Alderman Drive (R/W Varies), THENCE along said right-of-way of Windward Parkway, the following two (2) courses and distances: South 53 degrees 55 minutes 56 seconds West for a distance of 559.08 feet to a point, and along a curve to the right having a radius of 3178.45 feet and an arc length of 322.12 feet, being subtended by a chord of South 56 degrees 50 minutes 08 seconds West for a distance of 321.92 feet to a point, THENCE leaving said right-of-way and running North 33 degrees 41 minutes 39 seconds West for a distance of 101.93 feet to a point, THENCE North 44 degrees 10 minutes 01 seconds West for a distance of 137.48 feet to a point, THENCE North 35 degrees 53 minutes 57 seconds West for a distance of
148.57 feet to a point, THENCE North 38 degrees 42 minutes 59 seconds West for a distance of 83.51 feet to a point, THENCE North 34 degrees 56 minutes 47 seconds West for a distance of 463.99 feet to a point, THENCE North 26 degrees 26 minutes 34 seconds West for a distance of 218.78 feet to a point set, THENCE North 14 degrees 29 minutes 25 seconds West for a distance of 114.90 feet to a point, THENCE North 15 degrees 45 minutes 02 seconds West for a distance of
636.39 feet to a point, THENCE North 21 degrees 22 minutes 20 seconds West for a distance of 246.03 feet to a point, THENCE North 86 degrees 40 minutes 35 seconds East for a distance of 691.19 feet to an iron pin found on the westerly right-of-way of Alderman Drive, thence along Alderman Drive the following courses and distances: Along a curve to the left having a radius of 524.50 feet and an arc length of 438.64 feet, being subtended by a chord of South 37 degrees 16 minutes 26 seconds East for a distance of 425.97 feet to a point, THENCE South 61 degrees 13 minutes 57 seconds East for a distance of 186.24 feet to a point, THENCE along a curve to the right having a radius of 475.00 feet and an arc length of 93.22 feet, being subtended by a chord of South 55 degrees 36 minutes 58 seconds East for a distance of 93.07 feet to a point, THENCE South 50 degrees 00 minutes 00 seconds East for a distance of 195.25 feet to a point, THENCE along a curve to the right having a radius of 475.50 feet and an arc length of 365.79 feet, being subtended by a chord of South 27 degrees 57 minutes 44 seconds East for a distance of 356.83 feet to a point, THENCE South 05 degrees 55 minutes 28 seconds East for a distance of 117.60 feet to a point, THENCE along a curve to the left having a radius of 524.50 feet and an arc length of 275.95 feet, being subtended by a chord of South 20 degrees 59 minutes 46 seconds East for a distance of 272.78 feet to a point, THENCE South 36 degrees 04 minutes 04 seconds East for a distance of 104.10 feet to an iron pin set, THENCE along a curve to the right having a radius of 39.50 feet and an arc length of 62.05 feet, being subtended by a chord of South 08 degrees 55 minutes 56 seconds West for a distance of 55.85 feet to an iron pin set and the Point of Beginning.

Together with and subject to covenants, easements, and restrictions of record. Said property contains 40.8247 acres more or less.

The above-described property is shown on and described according to that certain ALTA/ACSM Survey prepared by Bailey Engineering Associates, Inc. dated June 26, 1997, last revised July 29, 1997.







                                                                           LEASE
                                                                       AGREEMENT
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                                    EXHIBIT B

                              Permitted Exceptions

1. State and County taxes subsequent to the year 1997 and the lien of additional real property taxes by reason of amended billing of taxes for prior years, not yet due and payable and City of Alpharetta taxes subsequent to the year 1996, not yet due and payable.

2. Declaration of Covenants, Conditions and Restrictions for Windward Business Center Association recorded in Deed Book 8700, page 362, aforesaid records; with Re-Recording of Declaration of Covenants, Conditions and Restrictions for Windward Business Center Associates being recorded in Deed Book 8750, page 82, aforesaid records; as amended by that certain Amendment Withdrawing Certain Real Property From the Declaration of Covenants, Conditions and Restrictions for Windward Business Center Association by Windward Properties, Inc., dated October 4, 1984, recorded in Deed Book 9197, page 242, aforesaid records; as further amended by that certain Amendment Withdrawing Certain Real Property From the Declaration of Covenants, Conditions and Restrictions for Windward Business Center Association by Windward Properties, Inc., dated October 4, 1984, recorded in Deed Book 9373, page 268, aforesaid records; as further amended by Seventh Amendment to the Declaration of Covenants, Conditions and Restrictions for Windward Business Center Association by Windward Properties, Inc., dated December 1, 1987, recorded in Deed Book 11219, page 319, aforesaid records. This instrument is listed under "References" on the plat of survey hereinafter identified.

3. Reservation and Grant of Easements and Agreement by and between Windward Properties, Inc. and Digital Communications Associates, Inc., dated October 25, 1983, recorded in Deed Book 8700, page 411, aforesaid records, and as shown on the plat of survey hereinafter identified.

4. Right-of-Way Easement from Digital Communications Associates, Inc. to Sawnee Electric Membership Corporation, dated January 13, 1984, recorded in Deed Book 8827, page 125, aforesaid records. This easement is listed under "References" on the plat of survey hereinafter identified.

5. Plat of survey prepared for Equifax, Inc., SunTrust Banks, Inc., SunTrust Bank, Atlanta, as Agent, Choicepoint, Inc. and Chicago Title Insurance Company, and their respective successors and/or assigns, prepared by Seaton G. Shepherd, Georgia Registered Land Surveyor No. 2136, Grant Shepherd & Associates Surveying Planning, dated June 27, 1997, last revised July 29, 1997, reveals the following:

         a. sixty-five-foot building setback lines along Windward Parkway and Alderman Drive; fifteen-foot building setback lines along the northern and western lines of subject property;

         b. twenty-foot and thirty-foot storm and sanitary sewer easements traversing the western, southern and eastern portions of subject property (being granted pursuant to the instrument recorded in Deed Book 8700, page 441, aforesaid records);

         c. a portion of subject property lies within the 100-year flood plain limit;

         d.       creek traversing the southern portion of subject property; and

         e. electrical, gas, telephone, water and drainage facilities located on various portions of subject property and serving the same.

6. Rights of upper and lower riparian owners in and to the waters of creeks and branches crossing or adjoining subject property and the natural flow thereof, free from diminution or pollution.

7.       Rights of tenants, as tenants only, under unrecorded commercial leases.